Fourth Quarter 2025 NASDAQ: MRBK Earnings Supplement

FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; increased competitive pressures; changes in spreads on interest-earning assets and interest-bearing liabilities; changes in general economic conditions and conditions within the securities markets; escalating tariff and other trade policies and the resulting impacts on market volatility and global trade; the impact of uncertain or changing political conditions or any current or future federal government shutdown and uncertainty regarding the federal government's debt limit; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; legislation affecting the financial services industry as a whole, and Meridian Corporation, in particular; changes in accounting policies, practices or guidance; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws. Meridian Corporation 2

MRBK INVESTMENT HIGHLIGHTS Regional presence with a community touch. "Go to" bank in the Delaware Valley Demonstrated organic growth engine in diversified loan segments. Focus on Commercial, CRE and Small Business Lending Valuable customer base trained to solely use electronic channel. Strong sales culture that capitalizes on market disruption. Skilled management team with extensive in-market experience. Comfortably handle all but the largest companies. Meridian Corporation 3

Geographic Footprint Regional Market Meridian Corporation 4

Q4'2025 vs Q4'2024 Financial Recap Summary Income Statement ($000s) Q4'2025 Q4'2024 Net Interest Income $ 23,627 $ 19,299 Provision for Credit Losses 3,287 3,572 Non-Interest Income 10,615 13,280 Non-Interest Expense 21,658 21,411 Income Before Income Taxes 9,297 7,596 Income Taxes 2,111 1,995 Net income $ 7,186 $ 5,601 Earnings Per Share Diluted Earnings Per Share $ 0.61 $ 0.49 Pre-Provision Net Revenue by Segment 1 Bank $ 11,771 $ 8,206 Wealth 493 571 Mortgage 320 2,391 Pre-Provision Net Revenue $ 12,584 $ 11,168 Assets ($M) Loans ($M) Deposits ($M) Q4'2021 Q4'2022 Q4'2023 Q4'2024 Q4'2025 $1,000 $2,000 $3,000 Summary Balance Sheet Q4'2025 Q4'2024 Assets ($M) $ 2,560 $ 2,386 Loans ($M) 2 2,171 2,030 Deposits ($M) 2,158 2,005 Equity ($M) 198 172 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 2) Includes loans held for investment. Meridian Corporation 5

For the Calendar Quarter Ended Balance Sheet ($M) Q4'2025 Q3'2025 Q2'2025 Q1'2025 Q4'2024 Total Assets $ 2,560 $ 2,541 $ 2,511 $ 2,529 $ 2,386 Total Loans & Leases² 2,204 2,191 2,152 2,100 2,063 Deposits 2,158 2,131 2,110 2,129 2,005 Equity 198 188 178 174 172 Tangible Equity / Tangible Assets3 7.61% 7.27% 6.96% 6.73% 7.05 % Net Income & Share Data ($000s) Net Income $ 7,186 $ 6,659 $ 5,592 $ 2,399 $ 5,601 Diluted EPS 0.61 0.58 0.49 0.21 0.49 Price per Common Share 17.58 15.79 12.89 14.40 13.71 TBV per Share 16.46 16.02 15.44 15.06 14.93 Pre-Provision Net Revenue3 12,584 11,523 11,090 8,357 11,168 Common Dividends per Share 0.125 0.125 0.125 0.125 0.125 Dividend Yield (annualized) 2.8% 3.2% 3.9% 3.5% 3.6 % Profitability (%) ROAE 14.79% 14.42% 12.68% 5.57% 13.01 % ROAA 1.10% 1.04% 0.90% 0.40% 0.92 % NIM 3.77% 3.77% 3.54% 3.46% 3.29 % Q4'2025 HIGHLIGHTS 1) As of and for the quarter ended and year ended December 31, 2025, per January 29, 2026 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Meridian Corporation 6

Q4'2025 INCOME STATEMENT TRENDS ($000s) Pre-Provision Net Revenue by Segment Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Bank $ 8,206 $ 8,860 $ 9,005 $ 10,504 $ 11,771 Wealth 571 726 604 512 493 Mortgage 2,391 (1,229) 1,481 507 320 Total Pre-Provision Net Revenue $ 11,168 $ 8,357 $ 11,090 $ 11,523 $ 12,584 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Provision Net Revenue Net Income $0 $5,000 $10,000 $15,000 $20,000 $25,000 Meridian Corporation 7

NET INTEREST MARGIN 3.09% 3.06% 3.20% 3.29% 3.46% 3.54% 3.77% 3.77% 6.90% 6.98% 7.06% 6.81% 6.83% 6.89% 7.01% 6.82% 4.00% 4.10% 4.05% 3.71% 3.56% 3.52% 3.42% 3.23% Net Interest Margin Yield on Earning Assets Cost of Funds Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Meridian Corporation 8

DEPOSIT REPRICING DRIVING DOWN COST OF FUNDS Data as of December 31, 2025 • During Q4, time deposit costs declined 14 bps, aiding net interest margin • $473 million in term deposits to reprice next six months • Currently repricing at approx. 3.70%, down from 4.03% and 3.77% through months 1 to 3 and 3 to 6, respectively Meridian Corporation 9 Time Deposit Maturity Schedule ($000s) - as of December 31, 2025 4.03% 3.77% 3.85% 3.78% 3.80% 3.66% 3.56% Amount Maturing (000s) Blended Cost by Period 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00%

NON-INTEREST INCOME (Dollars in thousands) Q4'2025 Q3'2025 $ Change Mortgage banking income 1 6,001 5,802 199 SBA income 1,285 1,431 (146) Wealth management income 1,679 1,610 69 Net (loss) on sale of loans (184) (250) 66 Net gain on sale of investments 453 48 405 Other income 1,381 1,312 69 Total $ 10,615 $ 9,953 $ 662 Note 1 - includes FV change on mortgages HFS and related hedging derivatives. 55.5% 15.5% 11.9% 4.2% 12.9% Mortgage banking income Wealth management income SBA income Net gain on sale of MSR's Net gain on sale of loans Net gain on sale of investments Other income (% of total non-interest income during Q4'2025) Meridian Corporation 10

NON-INTEREST EXPENSE (% of total non-interest expense during Q4'2025) (Dollars in thousands) Q4'2025 Q3'2025 $ Change Salaries & benefits 13,103 13,613 (510) Occupancy & equipment 1,210 991 219 Professional fees 1,076 1,092 (16) Data processing and IT 1,981 1,865 116 Other 4,288 3,985 303 Total $ 21,658 $ 21,546 $ 112 60.5% 5.6% 5.0% 9.1% 19.8% Salaries & employee benefits Occupancy & equipment Professional Data processing / IT Other Meridian Corporation 11

LOANS AND OTHER FINANCE RECEIVABLES Balance ($000s) December 31, 2025 YTD Growth % Commercial Mortgage 879,440 6.7 % Commercial & Industrial 428,981 16.8 % Construction 330,543 27.4 % SBA loans 139,765 (10.3) % Leases, net 45,489 (40.1) % Residential mortgage 236,135 (6.5) % Home equity 107,002 17.9 % Consumer 329 (5.7) % Total $ 2,167,684 7.0 % Commercial Mortgage, 41% Consumer, 16% Commercial & Industrial, 20% SBA, 6% Construction, 15% Leases, 2% Commercial - 83% Consumer - 17% (residential, home equity, personal) Meridian Corporation 12 As of December 31, 2025

C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of December 31, 2025 10 Largest C&I Relationships as a % of C&I Portfolio 11.2% 10 Largest C&I Relationships as a % of Total Loan Portfolio 4.6 % Average Loan Size O/S of C&I Portfolio, excluding leases ($000s) $403 Weighted Average Risk Rating of C&I Portfolio Pass 15.8% 13.4% 8.7% 8.4% 5.8% 7.3% 5.8% 19.0% 5.8% 4.9% 3.6% 1.4% Manufacturing Construction Related RE Investment Professional Services Health & Social Services Wholesale Trade Retail Trade Other Financial, Insurance & RE Services Leisure Admin & Support Waste Mgmt & Remediation *Includes commercial owner occupied real estate of $286 million Portfolio Characteristics Meridian Corporation 13 $892M Total C&I*

32.4% 2.2% 17.4% 1.7% 26.3% 10.1% 1.4% 3.7% 4.9% Resi & Coml Constr RE & Rental Lease Com RE Inv Construction Related RE Inv Leisure Health Care and Social Assistance Other Fin, Ins, RE Services CRE LOAN PORTFOLIO OVERVIEW - as of December 31, 2025 $923 M* Total CRE (as a % of CRE loans) *Commercial owner occupied real estate loans of $286 million not included (see C&I chart) Included in CRE: • $68 M of office buildings; & • $113 M of multi-family loans Meridian Corporation Multi-family Loans by Region: Region Amount ($000s) % of Total Philadelphia 82,195 71.6 % Chester County, PA 10,800 9.5 % Montgomery County, PA 7,507 6.6 % New Castle, DE 7,415 6.5 % Delaware County, PA 1,443 1.3 % Bucks County, PA 1,354 1.2 % Southern NJ 1,900 1.7 % Other 600 0.5 % Total $ 113,214 14

CRE RATIOS - 100 & 300* 75% 75% 88% 96% 99% 73% 73% 127% 113% 114% 120% 120% 127% 131% 150% 149% 156% 184% 177% 172% 169% 234% 256% 277% 287% 282% 288% 284% CRE 100 Ratio CRE 300 Ratio Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sept-25 Dec-25 50% 100% 150% 200% 250% 300% Increase in Construction - largely Multi-family Meridian Corporation 15 * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at December 31, 2025.

6.79% 6.82% 7.89% 11.10% 11.50% 11.47% 10.53% 11.04% 10.50% 1.01% 0.54% 1.12% 3.43% 3.96% 3.56% 3.52% 3.42% 3.23% Yield on SBA Loans Cost of Funds FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 Q2'25 Q3'25 Q4'25 —% 5.00% 10.00% 15.00% SBA Loan Portfolio Overview SBA Loan Portfolio Profitability ($000s) Yield vs. Cost $4,639 $11,773 $13,280 $15,976 $15,245 $16,929 $2,478 $1,172 $2,469 $3,463 $8,111 Total Net Revenue Provision for Credit Losses FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 FYE 25 $5,000 $10,000 $15,000 • $139.8 million loans outstanding at December 31, 2025. • Very profitable portfolio. • Spread on SBA portfolio - 7.27% for Q4 2025. • 54% of non-performing loans as of December 31, 2025 were originated during 2020-2021 prior to 500+ bps rise in rates. Meridian Corporation 16

ASSET QUALITY TRENDS



NCOs / Avg Loans
NPLs / Loans
NPAs / Assets
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.25%
1.44%
1.53%
1.76%
1.93%
1.84%
2.20%
2.19%
2.50%
2.35%
2.53%
2.50%
1.11%
1.32%
1.38%
1.58%
1.74%
1.68%
1.97%
1.90%
2.07%
2.14%
2.32%
2.38%
0.08%
0.05%
0.05%
0.11%
0.12%
0.20%
0.11%
0.34%
0.14%
0.17%
0.09%
0.16%
Q1'2023
Q2'2023
Q3'2023
Q4'2023
Q1'2024
Q2'2024
Q3'2024
Q4'2024
Q1'2025
Q2'2025
Q3'2025
Q4'2025

Meridian Corporation 17

ASSET QUALITY - as of December 31, 2025 Comm Mortgage, $2,472 Construction & Land Dev, $6,649 C & I - Billboard (1), $5,397 C & I - Other, $1,373 SBA, $24,781 Residential, $10,385 Leases, $1,979 Home Equity, $2,023 Non-performing Loans by Type ($000s) $13.2 million (53%) guaranteed by SBA (1) C&I Billboard is comprised of 1 loan relationship. Meridian Corporation 18

MORTGAGE VOLUME & MARGIN TRENDS ($000s) 2.95% 2.81% 2.82% 2.73% 2.63% 2.86% 2.93% 2.82% Closed and Funded - Purchase Closed and Funded - Refi Sold Volume Margin Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 0 50 100 150 200 250 300 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Refinance (%) 16% 10% 12% 16% 18% 14% 14% 21% Purchase (%) 84% 90% 88% 84% 82% 86% 86% 79% Meridian Corporation 19 Year Sold Volume (000s) Margin 2025 $ 773,228 2.82% 2024 $ 790,393 2.82% 2023 $ 606,042 2.85 % Year Originations (000s) % Refi 2025 $ 830,751 17% 2024 $ 841,705 14% 2023 $ 678,617 11 % Year over Year Summary

DEPOSIT COMPOSITION - as of December 31, 2025 Business Accounts, 52% Consumer Accounts, 14% Municipal Deposits, 12% Brokered Time Deposits, 22% Business Accounts Consumer Accounts Municipal Deposits Brokered Time Deposits Total Deposits $2.2 billion • At December 31, 2025, 61% of business accounts and 89% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $552 thousand at December 31, 2025. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 22% at December 31, 2025. (as a % of total deposits) Meridian Corporation 20

INVESTMENT PORTFOLIO COMPOSITION As of December 31, 2025 • Total investment securities 8.9% of total assets: – 86% Available for sale (AFS). – 14% Held-to-maturity (HTM). • Portfolio duration - 3.74 years • Average life - 4.91 years • Tax-equivalent yield - 3.82% • 12-month projected cash flow $27.4 million, or 12.01% of portfolio • Post Tax AFS URL $4.9 million or 1.83% of Tier 1 capital (1) (1) Capital ratios reflect Meridian Bank ratios. US government agency 45.9% State & municipal - tax free 24.1% Other 9.9% US asset backed 11.5% State & municipal - taxable 7.7% Equity securities 0.9% Total Securities $228 million Meridian Corporation 21

APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES Meridian Corporation 22

HISTORICAL FINANCIAL DATA

(dollars in thousands)	As of or for the Quarter Ended			As of or for the Year Ended		
	Q4'2025	Q3'2025	Q4'2024	2025Y	2024Y	2023Y
Balance Sheet						
Total Assets	$ 2,560,420	$ 2,541,130	$ 2,385,867	$ 2,560,420	$ 2,385,867	$ 2,246,193
Loans (1)	2,204,362	2,190,861	2,062,850	2,204,362	2,062,850	1,920,622
Deposits	2,158,128	2,131,116	2,005,368	2,158,128	2,005,368	1,823,462
Gross Loans / Deposits	102.14 %	102.80 %	102.87 %	102.14 %	102.87 %	105.33 %
Capital						
Total Equity	$ 198,141	$ 188,029	$ 171,522	$ 198,141	$ 171,522	$ 158,022
Tangible Common Equity / Tangible Assets - HC (3)	7.61 %	7.27 %	7.05 %	7.61 %	7.05 %	6.87 %
Tangible Common Equity / Tangible Assets - Bank (3)	9.41	9.16	9.06	9.41	9.06	8.94
Tier 1 Leverage Ratio - Bank	9.51	9.41	9.21	9.51	9.21	9.46
Total Capital Ratio - Bank	11.66	11.54	11.20	11.66	11.20	11.17
Commercial Real Estate Loans / Total RBC	284.1 %	287.8 %	277.2 %	284.1 %	277.2 %	255.9 %
Earnings & Profitability						
Net Income	$ 7,186	$ 6,659	$ 5,601	$ 21,836	$ 16,346	$ 13,243
ROA	1.10 %	1.04 %	0.92 %	0.87 %	0.70 %	0.61 %
ROE	14.79	14.42	13.01	12.00	9.93	8.53
Net Interest Margin (NIM)(TEY)	3.77	3.77	3.29	3.64	3.16	3.35
Non-Int Inc. / Avg. Assets	1.63	1.56	2.17	1.56	1.76	1.48
Efficiency Ratio	63.25 %	65.15 %	65.72 %	65.67 %	70.46 %	76.43 %
Asset Quality						
Nonaccrual Loans / Loans (1)	2.50 %	2.53 %	2.19 %	2.50 %	2.19 %	1.76 %
NPAs / Assets	2.38	2.32	1.90	2.38	1.90	1.58
Reserves / Loans (2) (3)	1.00	1.01	0.91	1.00	0.91	1.17
NCOs / Average Loans	0.16 %	0.09 %	0.34 %	0.55 %	0.78 %	0.30 %
Yield and Cost						
Yield on Earning Assets (TEY)	6.82 %	7.01 %	6.81 %	6.89 %	6.94 %	6.62 %
Cost of Deposits	3.03	3.22	3.57	3.23	3.82	3.24
Cost of Interest-Bearing Liabilities	3.63 %	3.84 %	4.20 %	3.85 %	4.46 %	3.97 %

1) Includes loans held for sale and held for investment.
2) Includes loans held for investment (excluding loans at fair value).
3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation.

Meridian Corporation 23

Allowance For Credit Losses (ACL) to Loans and Other Finance Receivables, Excluding Loans at Fair Value (dollars in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Allowance for credit losses (GAAP) $ 21,573 $ 21,794 $ 20,851 $ 20,827 $ 18,438 Loans and other finance receivables (GAAP) 2,170,600 2,162,845 2,108,250 2,071,675 2,030,437 Less: Loans at fair value (14,396) (14,454) (14,541) (14,182) (14,501) Loans and other finance receivables, excluding loans at fair value (non-GAAP) $ 2,156,204 $ 2,148,391 $ 2,093,709 $ 2,057,493 $ 2,015,936 ACL to loans and other finance receivables (GAAP) 0.99% 1.01% 0.99% 1.01% 0.91 % ACL to loans and other finance receivables, excluding loans at fair value (non-GAAP) 1.00% 1.01% 1.00% 1.01% 0.91 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-Provision Net Revenue Reconciliation Three Months Ended Year Ended (Dollars in thousands, except per share data) December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Income before income tax expense $ 9,297 $ 8,673 $ 7,596 $ 28,402 $ 21,786 Provision for credit losses 3,287 2,850 3,572 15,152 11,400 Pre-provision net revenue $ 12,584 $ 11,523 $ 11,168 $ 43,554 $ 33,186 Bank $ 11,771 $ 10,504 $ 8,206 $ 40,140 $ 26,698 Wealth 493 512 571 2,337 2,375 Mortgage 320 507 2,391 1,077 4,113 Pre-provision net revenue $ 12,584 $ 11,523 $ 11,168 $ 43,554 $ 33,186 Meridian Corporation 24

(dollars in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Tangible common equity ratio - Corporation: Total stockholders' equity (GAAP) $ 198,141 $ 188,029 $ 178,020 $ 173,568 $ 171,522 Less: Goodwill and intangible assets (3,462) (3,513) (3,564) (3,615) (3,666) Tangible common equity (non-GAAP) $ 194,679 $ 184,516 $ 174,456 $ 169,953 $ 167,856 Total assets (GAAP) $ 2,560,420 $ 2,541,130 $ 2,510,938 $ 2,528,888 $ 2,385,867 Less: Goodwill and intangible assets (3,462) (3,513) (3,564) (3,615) (3,666) Tangible assets (non-GAAP) $ 2,556,958 $ 2,537,617 $ 2,507,374 $ 2,525,273 $ 2,382,201 Tangible common equity ratio (non-GAAP) 7.61% 7.27% 6.96% 6.73% 7.05 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 244,064 $ 236,038 $ 228,127 $ 220,768 $ 219,119 Less: Goodwill and intangible assets (3,462) (3,513) (3,564) (3,615) (3,666) Tangible common equity (non-GAAP) $ 240,602 $ 232,525 $ 224,563 $ 217,153 $ 215,453 Total assets (GAAP) $ 2,560,485 $ 2,541,395 $ 2,510,684 $ 2,525,029 $ 2,382,014 Less: Goodwill and intangible assets (3,462) (3,513) (3,564) (3,615) (3,666) Tangible assets (non-GAAP) $ 2,557,023 $ 2,537,882 $ 2,507,120 $ 2,521,414 $ 2,378,348 Tangible common equity ratio (non-GAAP) 9.41% 9.16% 8.96% 8.61% 9.06 % RECONCILIATION OF NON-GAAP MEASURES Meridian Corporation 25